SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by the Party other than the Registrant [   ]

Check the appropriate box:

  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to ss.240.14a-12

                         Tri City Bankshares Corporation
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required

  [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 11, 2003




TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 11, 2003 at 9:30 a.m., for the following purposes:

(1) To elect fourteen members of the Board of Directors to serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and qualified; and

(2) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 23, 2003 will be entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment thereof.

All shareholders are cordially invited to attend and participate in the Annual Meeting in person. We urge you to sign, date and return the enclosed proxy whether or not you expect to attend the Annual Meeting in person. Your proxy will not be used if you subsequently decide to attend the Annual Meeting and desire to vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,

/s/Scott A. Wilson
--------------------------
Scott A. Wilson, Secretary

Oak Creek, Wisconsin
May 6, 2003

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154


                                 PROXY STATEMENT



This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on June 11, 2003 at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this proxy statement with its enclosures. No other solicitation is contemplated, however, if it is necessary to assure adequate attendance at the Annual Meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, facsimile, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total expense of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's common stock, $1.00 par value (the "Common Stock"), will be borne by the Corporation. The approximate date on which this proxy statement and accompanying proxy card and annual report are first being mailed to shareholders is May 6, 2003.

Shareholders are asked to complete, sign and return the enclosed proxy. The proxy may be revoked by you at any time before it is voted at the Annual Meeting. Prior to the Annual Meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Scott A. Wilson, at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may be revoked at the Annual Meeting by oral or written request to the Secretary of the Corporation.

Only shareholders of record at the close of business on April 23, 2003 will be entitled to vote at the meeting. There were 8,146,064 shares of the Common Stock of the Corporation outstanding on that date, each share being entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is based upon information provided to the Corporation by the persons named below and sets forth, as of March 3, 2003, except as otherwise indicated, information regarding the beneficial ownership of shares of Common Stock by (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's Common Stock; (b) directors, nominees for director and certain executive officers; and (c) all directors and officers of the Corporation as a group. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock listed below is 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                                Amount and Nature
                                  of Beneficial                Percent of
Name of Beneficial Owner           Ownership(1)                  Class
------------------------        -----------------              ----------

Frank J. Bauer                        75,132                        *

William N. Beres                      11,008(3)                     *

Sanford Fedderly                     213,006(4)                    2.6%

Scott D. Gerardin                      8,528                        *

William Gravitter                    618,411                       7.6%

Henry Karbiner, Jr                   207,779                       2.6%

William L. Komisar                     5,852                        *

Christ Krantz                        225,063                       2.8%

Robert W. Orth                        32,664                        *

Ronald K. Puetz                       44,406                        *

Agatha T. Ulrich                   1,009,232                      12.5%

Agatha T. Ulrich Marital Trust     1,350,839                      16.7%
  c/o Foley & Lardner
  777 E. Wisconsin Avenue
  Milwaukee, WI   53202

Agatha T. Ulrich 2002 Trust        1,376,763                      17.0%
  c/o Godfrey & Kahn
  780 N. Water Street
  Milwaukee, WI   53202

David A. Ulrich, Jr                  198,657                       2.5%

William J. Werry                     103,500                       1.3%

Scott A. Wilson                       38,969                        *

All directors and officers
as a group (16 persons)            5,325,816                      65.7%


*        Less than 1%

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote, and beneficial ownership, as shown in the foregoing table, arises from sole voting and investment power, except as otherwise indicated by footnote.

(2) Includes 7,500 shares registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer has shared voting and investment power, and 2,640 shares registered in the name of Mrs. Bauer.

(3) Shares registered in the name of Mr. Beres and his wife, as joint tenants, as to which Mr. Beres has shared voting and investment power, and 1,952 shares and 1,041 shares held in self-directed individual retirement accounts ("IRA's") for the benefit of Mr. Beres and Mrs. Beres, respectively.

(4) Includes 105,540 shares registered in the name of Mrs. Roberta C. Fedderly 1991 Revocable Trust, 101,271 shares registered to the Sanford Fedderly 1991 Revocable Trust, and 6,000 shares held in a self-directed IRA for the benefit of Mr. Fedderly.

(5) Shares registered in the name of Mr. Gerardin and his wife, as joint tenants, as to which Mr. Gerardin has shared voting and investment power. Includes 8,408 shares held in a self-directed IRA for the benefit of Mr. Gerardin.

(6)      Includes 11,550 shares registered in the name of Mrs. Gravitter.

(7) Includes 16,500 shares registered in the name of Mrs. Karbiner, and 41,668 shares and 1,112 shares held in self-directed IRAs for the benefit of Mr.Karbiner and Mrs. Karbiner, respectively.

(8) Includes 5,047 shares in accounts for Mr. Orth's children for which he is custodian.

(9) Includes 6,452 shares registered in the name of Mr. Puetz and his wife as joint tenants, as to which Mr. Puetz has shared voting and investment power, 2,355 shares registered in the name of Mrs. Puetz, and 7,424 shares held in a self-directed IRA for the benefit of Mr. Puetz.

(10) Includes 28,513 shares registered in the name of NDC, LLC, of which Mrs. Ulrich is a principal shareholder, and 118,195 shares held in a self-directed IRA for the benefit of Mrs. Ulrich. Includes 849,567 shares held under agreements with members of Mrs. Ulrich's family under which she exercises no voting power but has right of first refusal on sale of stock. Excludes shares held by the Agatha T. Ulrich Marital Trust and the Agatha T. Ulrich 2002 Trust.

(11)     Based on Schedule 13G filed on April 18, 2003.  The trustees are Ronald
         K. Puetz, James O. Huber and Kathleen L. McGarry.

(12) Based on Schedule 13G filed on February 27, 2003. Mr. Gerald Kahn is sole trustee of the Trust. Mr. Kahn has voting of dispositve power over 1,421,904 shares, including those in the trust.

(13) Includes 79,656 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Also includes 7,284 shares registered in the name of Mrs. Werry.

(14) Includes 24,125 shares registered in the name of Mr. Wilson and his wife, as to which Mr. Wilson has shared voting and investment power, and 10,434 shares and 4,410 shares held in self-directed IRA's for the benefit for Mr. Wilson and Mrs. Wilson, respectively.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors proposes that the fourteen (14) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR the election of the following fourteen (14) persons, unless otherwise indicated, but, if any such nominee is unable to serve, due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors.

All of the persons nominated as directors are currently directors of the Corporation. All of the nominees have consented to serve if elected, and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding Common Stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.

                     Director             Principal Occupation During the
    Name              Since     Age     Past 5 Years and Other Directorships
    ----              -----     ---     ------------------------------------

Frank J. Bauer        1990       76     Director of the Corporation. President
                                        of Frank Bauer Construction  Company,
                                        Inc. Director of Tri City National Bank.

William N. Beres      2002       45     Director of the Corporation. Chief
                                        Financial Officer of Wisvest
                                        Corporation, a wholly owned subsidiary
                                        of Wisconsin Energy Corp. since
                                        September, 1998. Chief Financial Officer of Mega Marts, Inc. and NDC, Inc. from
                                        July, 1990 to September, 1998. Director of Tri City National Bank.

Sanford Fedderly      1980       68     Director of the Corporation.  Retired
                                        Registered Pharmacist.   Retired
                                        President of Tri City Pharmacy, Inc.,
                                        Oak Creek, Wisconsin.  Director of Tri
                                        City National Bank.

Scott D. Gerardin     2002       44     Director of the Corporation.  Senior
                                        Vice President and General Counsel of
                                        Tri City National Bank. Director of Tri
                                        City National Bank.

William Gravitter     1980       74     Director of the Corporation.  President
                                        of Hy-View Mobile Home Park.  Director
                                        of Tri City National Bank.

Henry Karbiner, Jr.   1980       62     President, Chief Executive Officer and
                                        Chairman of the Board of the Corporation since October, 1998. Treasurer and
                                        Director of the Corporation.  Executive
                                        Vice President and Secretary of the
                                        Corporation from January, 1989 to
                                        October, 1998.  Chairman of the Board
                                        and Chief Executive Officer of Tri City
                                        National Bank from October, 1998 to
                                        present.  President of Tri City National
                                        Bank from June, 1987 to January, 2000.

William L. Komisar    1999       50     Director of the Corporation.  Partner
                                        - Komisar, Brady & Co., LLP, CPAs.
                                        Director of Tri City National Bank.

Christ Krantz         1980       78     Director of the Corporation.  President
                                        of Krantz Realty, Inc. Vice President
                                        and Secretary of KRK, Inc., which owns
                                        Ramada Airport Motel, Milwaukee,
                                        Wisconsin.  Partner in Veterans Linen
                                        Supply Company.  Director of Tri City
                                        National Bank.

Robert W. Orth        1996       56     Senior Vice President and Director of
                                        the Corporation since 1996.  Executive
                                        Vice President and Director of Tri City
                                        National Bank since 1996.  Senior Vice
                                        President of Bank One, Milwaukee, NA
                                        from 1979 to 1996.

Ronald K. Puetz       1998       54     Executive Vice President and Director of
                                        the Corporation since June, 2000.
                                        Senior Vice President of the Corporation from January, 1990 to June, 2000.
                                        President of Tri City National Bank from
                                        January, 2000 to present.  Executive
                                        Vice President of Tri City National Bank from January, 1990 to January, 2000.
                                        Vice President and Treasurer of NDC,
                                        LLC. Director of Tri City National Bank.

Agatha T. Ulrich      1999       74     Director of the Corporation.  Chairman
                                        and Director of NDC, LLC.  Director of
                                        Tri City National Bank.

David A. Ulrich, Jr.  1997       42     Director of the Corporation.  Retired
                                        Vice President and Director of Mega
                                        Marts, Inc.  Retired Vice President and
                                        Director of NDC, Inc.  Director of Tri
                                        City National Bank.

William J. Werry      1980       76     Director of the Corporation.  Retired
                                        Unit President of Tri City National
                                        Bank.  Director of Tri City National
                                        Bank.

Scott A. Wilson       1990       56     Secretary of the Corporation since
                                        October, 1998.  Senior Vice President
                                        and Director of the Corporation.
                                        Executive Vice President and Director of
                                        Tri City National Bank.


There is a family relationship between three of the nominees for directorship. Mr. Ulrich is Mrs. Ulrich's son and Mr. Bauer is Mrs. Ulrich's brother.

The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Fedderly, Gravitter, Karbiner, Krantz and Puetz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 2002, the Executive Committee held no meetings. The Corporation has an Audit Committee composed of independent directors. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this Proxy Statement. The Board of Directors has not appointed a nominating committee, and the review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. If shareholders were to recommend nominees for directors, the full Board would consider such persons. Shareholders are entitled to nominate persons from the floor at the Annual Meeting, but it is intended that the proxies solicited with the proxy statement will be voted for the slate of the fourteen persons listed in the table above as nominees to the Board of Directors. The Board of Directors does not have a compensation committee.

The Board of Directors held four meetings during 2002. All incumbent directors attended 75% or more of the meetings of the Board and the committees on which they served during 2002.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A. The current members of the Audit Committee, all of whom are non-employee directors, are Messrs. Komisar (Chair), Beres, Fedderly and Krantz. The members of the Audit Committee are independent in accordance with the definition of independence in Rule 4200(a)(15) of the NASD listing standards.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including the discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 and the auditors' independence from management and the Corporation. The Audit Committee has received the written disclosures from Ernst & Young, LLP required by the Independence Standards Board Standard No. 1.

The Audit Committee discussed with the Corporation's internal and independent auditors the overall scopes and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held three meetings during fiscal 2002.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of the Corporation's independent auditors.

William L. Komisar, Audit Committee Chair
William N. Beres, Audit Committee Member
Sanford Fedderly, Audit Committee Member
Christ Krantz, Audit Committee Member

March 12, 2003

                             EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Corporation and its subsidiaries during the fiscal years ended December 31, 2002, 2001 and 2000 to each of the most highly compensated executive officers of the Corporation whose total annual cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


     Name and                      Annual Compensation        All Other
Principal Position        Year    Salary ($)    Bonus ($)    Compensation ($)(1)
------------------        ----    ----------    ---------    -------------------


Henry Karbiner, Jr.       2002    $ 401,420     $ 80,200      $ 8,500
President and Chief       2001      390,730       77,800        8.500
Executive Officer and     2000      361,230       75,600        8,500
  Treasurer

Ronald K. Puetz,          2002      237,536       47,750        8,500
Executive Vice President  2001      232,238       46,000        8,500
                          2000      214,405       44,730        8,500

Robert W. Orth,           2002      198,654       39,750        8,500
Senior Vice President     2001      193,619       38,200        8,500
                          2000      178,499       37,170        8,500

Scott A. Wilson,          2002      190,044       38,150        8,500
Senior Vice President     2001      185,793       36,600        8,500
 and Secretary            2000      171,799       35,490        8,500



(1) All other compensation represents the Corporation's matching contribution to the employee's 401(k) plan.

EQUITY COMPENSATION PLAN INFORMATION

         The Corporation does not maintain any compensation plans under which equity securities of the Corporation are authorized for issuance.

                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

Executive compensation, including that of the Chief Executive Officer, consists primarily of salary and cash bonus. The Chief Executive Officer's compensation is determined in the same manner as the other executives.

The bonus portion of the executive compensation is based on the Corporation's return on average assets. If the return on the assets for the twelve-month period ending in November is less than the minimum amount of one percent (1%), no cash bonuses are paid. If the return on average assets exceeds the minimum, the bonus is computed as a percentage of salary based on a formula such that as the return on average assets increases, the bonus percentage increases. The board may exercise discretion on the impact of certain non-recurring, extraordinary income and expenses when considering the bonus percentage. The same bonus percentage is applied to all officers of the Corporation.

Except for the bonus, there is no specific relationship between corporate performance and executive salaries and benefits. In 2002, executive compensation was determined by the President of the Corporation considering the following factors without assigning any relative weight or importance to any factor:

         1. Current compensation; 2. Cost of living;
         3. Salaries paid to executives at other banks; 4. Performance of the bank during the prior year; 5. Prospects of future growth and performance; and 6. The individual performance of the executive.

Stock price is not a factor in determining executive salaries or bonuses.


The salaries determined by the President were submitted to the full Board of Directors for approval. After reviewing the recommendations, the Board members had an opportunity to discuss any factors they deemed relevant - there was no agenda or specific list of factors to be discussed. The recommendations of the President were approved by the Board without adjustment. The following members of the Board of Directors are officers of the Corporation and/or its banking subsidiary:

Henry Karbiner, Jr.    Robert W. Orth     Ronald K. Puetz
Scott A. Wilson        Scott D. Gerardin

The Corporation continues to follow its long-standing policy of not providing its executives with many of the non-cash perquisites given to executives of similar companies. Executives receive no stock rights, options, warrants or stock appreciation rights. The Corporation does not provide memberships for its executives in country clubs or other social clubs. Also, executives receive no special retirement benefits or deferred compensation - they participate in the same retirement plan provided to non-executive employees of the Corporation.


                            By the Board of Directors

Frank J. Bauer               William N. Beres               Sanford Fedderly
Scott D. Gerardin            William Gravitter              Henry Karbiner, Jr.
William L. Komisar           Christ Krantz                  Robert W. Orth
Ronald K. Puetz              Agatha T. Ulrich               David A. Ulrich, Jr.
William J. Werry             Scott A. Wilson

                             STOCK PERFORMANCE GRAPH

The following graph shows the cumulative stockholder return on the Corporation's Common Stock over the last five fiscal years compared to the returns of the Standard & Poor's 500 Stock Index and Major Regional Bank Index compiled by Standard & Poor's and consisting of 20 regional banks, assuming that $100 is invested on December 31, 1997 with dividends reinvested.



                      TRI CITY FIVE YEAR STOCK PERFORMANCE

       PERIOD                         MAJOR REGIONAL           TRI CITY
(FISCAL YEAR COVERED)   S & P 500         BANKS               BANKSHARES

       1998              128.58          106.04                 114.50
       1999              155.63           91.41                 130.87
       2000              141.47          108.83                 150.16
       2001              124.65          108.85                 169.85
       2002               97.10          107.73                 203.19

                              DIRECTOR COMPENSATION

Directors of the Corporation also serve as directors of Tri City National Bank, the Corporation's banking subsidiary. Directors who are not officers of the Corporation received an annual fee of $7,200, $700 for each Bank Board meeting attended and $300 for each Corporation Board meeting attended. The Corporation also paid the following fees to directors for chairing, serving on and attending meetings of committees of the Board of Directors of the Corporation or of Tri City National Bank: Sanford Fedderly, $13,400; William Gravitter, $18,300; William Komisar, $2,300; Christ Krantz, $6,700; William Werry, $4,500; David A. Ulrich, Jr., $400.

In addition, in 2002, Mr. Werry received $14,200 for consulting services performed for the Corporation.


                  LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 2002 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

Mrs. Agatha T. Ulrich, director of the Corporation, is a principal shareholder in a corporation that owns buildings occupied by the Corporation's central office in Oak Creek, and a Tri City National Bank branch office located in Milwaukee. The central office building lease has a five-year term, through 2006 and the branch office has an eight-year lease term, through 2010. The annual rent for 2002 paid in connection with both of the aforementioned leases was $218,935. Rent is subject to adjustment as a result of increases in the consumer price index. Pursuant to the central office lease only, the Corporation is also obligated to pay its proportionate share of property taxes, insurance and maintenance costs associated with the building.

                                 OTHER BUSINESS

The Board of Directors knows of no other business, which may come before the Annual Meeting. In the event that any other business not known or determined at this time does properly come before the Meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.

                                VOTING OF PROXIES

The presence in person or by proxy, of the holders of a majority of the shares of the Common Stock outstanding on the record date is required for a quorum with respect to the matters on which action is to be taken at the Annual Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum.

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the Proxy Statement.

Directors are elected by a plurality of the votes cast by holders of the Corporation's Common Stock entitled to vote at a meeting at which a quorum is present. In other words, the fourteen directors who receive the largest number of votes will be elected as directors. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Any votes attempted to be cast "against" a candidate are not given legal effect and are not counted as votes cast in an election of directors.

                              INDEPENDENT AUDITORS

As of the date of this proxy statement, the Audit Committee and the Board of Directors have not yet selected an independent auditor for the 2003 year-end audit. The Committee and the Board are currently considering either hiring the Corporation's current independent auditor, Ernst & Young, LLP or soliciting bids from several independent auditors, including Ernst & Young. A decision has not been made as of the date of this Proxy Statement.

Audit Fees. The aggregate fees billed for professional services rendered by Ernst & Young, independent auditors, for (1) the audit of the Corporation's financial statements as of the year ended December 31, 2002 and (2) the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for the year were $74,100.

Financial Information Systems Design and Implementation Fees. No fees were billed for professional services rendered by the independent auditors during 2002 for (1) operating, or supervising the operation of the Corporation's information systems or managing its local area networks or (2) designing or implementing a hardware or software system that aggregates source data underlying the Corporation's financial statements or generates information that is significant to its financial statements taken as a whole.

All Other Fees. The aggregate fees billed by the independent auditors during 2002 for non-audit and non-information systems related services were $30,500.

The Audit Committee has considered whether the provision of other non-audit services is compatible with the independent auditors' independence and satisfied itself as to the auditors' independence.

Representatives of the firm of Ernst & Young, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                             SHAREHOLDERS' PROPOSALS

Proposals by shareholders sought to be included in the Corporation's proxy statement for its 2004 Annual Meeting of Shareholders must be received by the Corporation no later than January 7, 2004. The Corporation's By-Laws currently do not restrict shareholders from making proposals or director nominations at the Annual Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers, directors and 10% shareholders to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership of stock in the Corporation. Copies of these reports must also be furnished to the Corporation. Based solely on a review of these copies, the Corporation believes that during 2002, its officers, directors and 10% shareholders complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, except that the Agatha T. Ulrich 2002 Trust and Agatha T. Ulrich Marital Trust each failed to file timely their initial statement of beneficial ownership on Form 3. In addition, the Agatha T. Ulrich Marital Trust failed to timely report two transactions on one report. All Forms 3, 4 and 5 have been subsequently filed by the respective trusts.

                                    FORM 10-K

A COPY OF THE CORPORATION'S FORM 10-K WHICH AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 23, 2003 RECORD DATE BY WRITTEN REQUEST TO SCOTT A. WILSON, SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.

By Order of the Board of Directors

/s/Scott A. Wilson
--------------------------
Scott A. Wilson, Secretary
Oak Creek, Wisconsin

May 6, 2003


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, PLEASE COMPLETE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

Appendix A


                         TRI CITY BANKSHARES CORPORATION

                             AUDIT COMMITTEE CHARTER



Name

There shall be a committee of the Board of Tri City Bankshares Corporation (the "Bank") which shall be called the Tri City Bankshares Audit Committee (the "Audit Committee"). This Charter shall govern operations of the Audit Committee.

Purpose

The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the Bank's independent Certified Public Accounting Firm ("CPA Firm") and shall assist the Board in monitoring:

        1) the integrity of the Bank's financial statements.

        2) the Bank's compliance with legal and regulatory requirements.

        3) the performance of the Bank's internal audit function.

Membership/Operation

The Audit Committee shall

        1) Be appointed by the Board at least annually and serve until replaced by the Board.

        2) Consist of at least three members of the Board one of whom shall be appointed by the Board as Chairman of the Audit Committee and all of whom are:

             a) Independent from material relationships with management.

             b) Not paid any consulting, advisory or compensatory fee from the Bank other than director's or Committee fees.

             c) Financially literate (or become financially literate within a reasonable period of time after appointed to the Committee).
        3) Have at least one member who is a financial expert who through education and experience as a Certified Public
           Accountant, principal financial officer or controller:

              a) understands generally accepted accounting principles and financial statements,

              b) has experience in preparing or auditing financial statements,

              c) has experience with internal accounting controls,

              d) understands Audit Committee functions.

        4) Determine its own rules of procedures subject to this Charter and the Bylaws of the Bank.

        5) Reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        6) Meet periodically with management, internal auditors and the CPA Firm to further its purpose.

        7) Retain such special legal or accounting consultants as it deems necessary to advise the Committee and carry out its duties.

Responsibilities

The primary responsibilities of the Audit Committee are the appointment and supervision of the CPA Firm including:

        1) Pre-approval of all engagements including audit and permitted non-audit services. The Committee may delegate such pre-approval authority to one or more of its members who shall report any granted pre-approvals to the full Audit Committee at its next regularly scheduled meeting.

        2) Require the CPA Firm to issue its audit report directly to Audit Committee.

        3) Evaluate and, if appropriate, replace CPA Firm.

        4) Review the independence of CPA Firm.

The Audit Committee, to the extent it deems necessary or appropriate shall:

1) Review and discuss with management and the CPA Firm the Bank's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", and recommend to the Board whether any further explanation or disclosures should be made with the audited financial statements included in the Bank's Form 10-K.

        2) Review and discuss with management and the CPA Firm the Bank's quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" or similar disclosures, prior to the filing of its Form 10-Q, including the results of the CPA Firm's reviews of the quarterly financial statements. The chair of the Committee may represent the entire Committee for purposes of this interim review and discussion.

        3) Review and discuss with management, internal auditors, and the CPA Firm, as applicable:

              a) Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Bank's selection or application of accounting principles.

              b) The adequacy of the Bank's internal controls and any special audit steps adopted in light of material control deficiencies.

              c) Analyses prepared by management or the CPA Firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

              d) Any management letter provided by the CPA Firm and the Bank's response to the letter.

              e) Any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the CPA Firm's activities or on access to requested information and management's response thereto.

              f) The effect of regulatory and accounting initiatives on the financial statements of the Bank.

        4) Discuss with management the Bank's major financial risk exposure and the steps management has taken to monitor and control such exposures, including the Bank's risk assessment and risk management policies.

        5) Obtain and review a report from the CPA Firm at least annually regarding:

              a) The CPA Firm's internal quality-control procedures.

              b) Any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the CPA Firm.

              c)    Any steps taken to deal with any such issues.

              d)    All relationships between the CPA Firm and the Bank.

              e) Evaluation of the qualifications, performance, and independence of the CPA Firm, including a review and evaluation of the lead partner of the CPA Firm and taking into account the opinions of management and the Bank's internal auditors.

              f) Ensuring that the lead audit partner of the CPA Firm and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the CPA Firm itself.

        6) Discuss with the CPA Firm:

              a) Any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

              b) Any accounting adjustments that were noted or proposed by the CPA Firm that were passed (as immaterial or otherwise).

              c) The internal audit department and its audit plan, responsibilities, budgeting and staffing.

        7) Establish procedures for:

              a) The receipt, retention, and treatment of complaints received by the Bank regarding accounting, internal accounting control or auditing matters.

              b) The confidential, anonymous submission by employees of the Bank of concerns regarding questionable accounting or auditing matters.

8) Review disclosures made by the Bank's principal executive officer or officers and principal financial officer or officers regarding the compliance with their certification obligation as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Bank's disclosure controls and procedures and internal controls for financial reporting and evaluation thereof.

         9) Review any reports of the CPA Firm mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtained from the registered CPA Firm any information with respect to illegal acts in accordance with Section 10A.

         10) Ensure that the Bank maintains an effective internal audit function that:

                  a) Has adequate staff and compensation.

                  b) Is independent and has authority.

                  c) Reports directly (though not exclusively) to the Audit Committee its findings from completed internal audits and progress reports on proposed audit plan.

         11) Obtain reports regarding:

                  a) Insider transactions from management.

                  b) Correspondence with regulators, governmental agencies or other outside third parties.

                  c) Legal issues having a material impact on the Bank's financial statements or its compliance and reporting policies from the Bank's law firm.

         12) At its discretion to request that management, the internal auditors or the CPA Firm undertake special projects which the Audit Committee deems necessary to fulfill its responsibilities.

Limitations of Audit Committee's Roles

While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Bank's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the CPA Firm.

PROXY                   Tri City Bankshares Corporation                   PROXY
                          Annual Meeting-June 11, 2003
           This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints William Gravitter and Henry Karbiner, Jr. and each of them, with full power to act without the others and with full power in each to appoint his substitute or substitutes, as the undersigned's proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a
Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 11, 2003 at 9:30 a.m., and at any adjournment or adjournments of said meeting, on the following matters:

1. Election of Directors :
    FOR all nominees listed below   |_|     WITHHOLD AUTHORITY            |_|
    (or their substitutes if any          To vote for all nominees listed
     nominees shall be unable to           below
     stand for election)




FRANK BAUER, WILLIAM N. BERES, SANFORD FEDDERLY, SCOTT D. GERARDIN, WILLIAM GRAVITTER, HENRY KARBINER, JR., WILLIAM L. KOMISAR, CHRIST KRANTZ, ROBERT W. ORTH, RONALD K. PUETZ, AGATHA T. ULRICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY, SCOTT A. WILSON

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                     (Over)



-------------------------------------------------------------------------------




The Board of Directors recommends a vote FOR each of the nominees.

2. In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES.




                                       Date                              , 2003
                                           ------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       Please sign exactly as name appears
                                       hereon.  For joint accounts, all owners
                                       should sign.  Executors, Administrators,
                                       Trustees, etc., should so indicate when signing.